Exhibit 32.2
CERTIFICATION OF
CHIEF FINANCIAL OFFICER OF SUPERIOR WELL SERVICES, INC.
PURSUANT TO 18 U.S.C. § 1350
      In connection with the accompanying annual report on Form 10-K for the fiscal year ended December 31, 2005 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas W. Stoelk, the Chief Financial Officer of Superior Well Services, Inc. (the “Company”), hereby certify, to my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company in respect of those items required to be described or presented in such Report under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

/s/ Thomas W. Stoelk

Name: Thomas W. Stoelk
Title: Chief Financial Officer
Date: March 7, 2006
      This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be a part of the Report or “filed” for any purpose whatsoever.